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                                   UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): December 1, 2005

                                  METLIFE, INC.
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        (Exact Name of Registrant as Specified in Its Charter)

         Delaware                  1-15787                     13-4075851
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(State or Other Jurisdiction      (Commission                  (IRS Employer
      of Incorporation)           File Number)               Identification No.)

 200 Park Avenue, New York, New York                    10166-0188
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(Address of Principal Executive Offices)                (Zip Code)

                                  212-578-2211
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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        (Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

     On December 1, 2005, MetLife, Inc., a Delaware corporation (the "Company"), announced the effective dates of retirement of its Chairman and Chief Executive Officer, Robert H. Benmosche. Benmosche will retire as Chief Executive Officer on March 1, 2006, and as Chairman of the Board on April 25, 2006, following the Company's Annual Shareholder Meeting.

     On December 1, 2005, the Company's Board of Directors elected C. Robert Henrikson, age 58, currently the Company's President and Chief Operating Officer, as President and Chief Executive Officer of the Company, effective March 1, 2006. The Board also elected Henrikson as its Chairman, effective at the conclusion of the Company's 2006 Annual Shareholder Meeting on April 25, 2006. Henrikson became President and Chief Operating Officer in June 2004. Previously, he was President of the Company's U.S. Insurance and Financial Services businesses from July 2002 to June 2004. He served as President of Institutional Business of the Company from September 1999 to July 2002 and President of Institutional Business of Metropolitan Life Insurance Company, an insurance and financial services company and wholly-owned subsidiary of the Company, from May 1999 through June 2002. Henrikson is a director of The Travelers Insurance Company and The Travelers Life and Annuity Company, both insurance companies and wholly-owned subsidiaries of the Company. Henrikson is also a director of MetLife Bank, N.A.

     No determination has been made regarding whether the change in Henrikson's responsibilities will cause the Company to amend his Amended and Restated Employment Continuation Agreement, the form of which was previously filed as exhibit 10.9 to the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

     A copy of the press release issued by the Company on December 1, 2005 announcing the dates of Benmosche's retirement and the election of Henrikson to succeed Benmosche is attached hereto as exhibit 99.1 and is incorporated herein by reference. The Company previously announced on April 26, 2005, Benmosche's plans to retire in the spring of 2006 and the identification of Henrikson as his successor. This press release was filed as exhibit 99.1 to the Company's Current Report on Form 8-K on April 28, 2005.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

   (c)          Exhibits.

        99.1 Press release of MetLife, Inc., dated December 1, 2005, announcing details of executive succession.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 METLIFE, INC.

                                 By: /s/ Gwenn L. Carr
                                     -------------------------------------------
                                     Name:  Gwenn L. Carr
                                     Title: Senior Vice-President and Secretary

Date: December 2, 2005
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                                  EXHIBIT INDEX

 EXHIBIT
 NUMBER                                    EXHIBIT
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  99.1         Press release of MetLife, Inc., dated December 1, 2005,
               announcing details of executive succession.